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                                                                    Exhibit 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 13, 1996 appearing on page 28 of the Annual Report on Form 10-K of Renaissance Worldwide, Inc. (formerly known as The Registry, Inc.) for the year ended June 28, 1997.


                                  /s/ Graves, McKenna, Lundeen & Almquist, PLLP
                                      GRAVES, MCKENNA, LUNDEEN & ALMQUIST, PLLP
                                      Certified Public Accountants

Minneapolis, Minnesota

January 12, 1998